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              SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 22, 1996
                        THE AMERICAN HERITAGE FUND, INC.

     On February 26, 1997, the Fund's investment in the securities of Senetek PLC ("Senetek") represented approximately 46% of the Fund's total assets and net assets. The Fund's last purchase of securities of Senetek occurred in 1994. As set forth in the Fund's Prospectus, the restriction limiting investments of more than 50% of the value of total assets in the securities of any one issuer is applied solely at the time of any proposed transaction. Senetek is a small foreign company and the Fund's investment therein is speculative.

     Richard K. Parker has resigned as the President and Treasurer of the Fund and American Heritage Growth Fund, Inc. ("AHGF") and as President, Treasurer and director of American Heritage Management Corporation ("AHMC") for personal reasons. Mr. Parker has transferred his equity ownership in AHMC to Northern Westchester Industries, Inc., a newly organized corporation all of the outstanding shares of which are owned by him. Heiko H. Thieme will remain as the Chairman of the Board of Directors, Chief Executive Officer and Secretary of both the Fund and AHMC and will continue to be primarily responsible for the Fund's portfolio. Mr. Parker will continue to serve as a member of the Board of Directors of the Fund and AHGF.

     Reference is made to disclosure in the Prospectus under the caption "Legal Proceedings" with respect to an action by the Fund against Kouri Capital Group, Inc. and Pentti Kouri. The parties have agreed to dismiss the action without prejudice. In the event that the Fund cannot achieve a satisfactory settlement, the Fund intends to re-institute the action against both of the Defendants.

February 28, 1997